Exhibit 10.09
                     THIRD AMENDMENT TO
               ENRON CORP. 1988 DEFERRAL PLAN


     WHEREAS, Enron Corp. (the "Company") has heretofore adopted the Enron Corp. 1988 Deferral Plan (the "Plan");

     WHEREAS, the First Amendment to the Plan, effective
December 13, 1988, provided that no new Participation
Agreements may be entered into for Plan Years after 1988 until such time as may be approved by the Board; and

     WHEREAS, the Board of Directors of the Company has determined and authorized that the Plan be amended to permit the Committee to again determine and designate which individuals will participate in the Plan and enter into new
Participation Agreements;

     NOW, THEREFORE, the Plan is amended effective as of December 1, 1990 as follows:


     Paragraph 10.12, added by the First Amendment to the Plan is deleted from the Plan.


     AS AMENDED HEREBY, the Plan is specifically ratified and reaffirmed.

     Date:  December 12, 1990

                                   ENRON CORP.


                                   By:  JAMES G. BARNHART
                                   James G. Barnhart
                                   Sr. Vice President,
                                   Administration & Human
                                   Resources


ATTEST:


ELAINE OVERTURF
Deputy Corporate Secretary